Exhibit 31.4

CERTIFICATION OF CHIEF FINANCIAL OFFICER
PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, Lance Barton, certify that:

1.I have reviewed this report on Form 10-K/A of PLBY Group, Inc.; and

2.Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

Date: April 22, 2022

By: /s/ Lance Barton
Lance Barton
Chief Financial Officer
(Principal Financial Officer)